UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): February 18, 2026
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PLEXUS CORP.
(Exact name of registrant as specified in its charter)
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Wisconsin	001-14423	39-1344447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Plexus Way
Neenah, Wisconsin 54956
(Address of principal executive offices) (Zip Code)
Telephone Number (920) 969-6000
(Registrant’s telephone number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	PLXS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company    ☐
        If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

Plexus Corp. (the "Company") held its 2026 Annual Meeting of Shareholders (the "Annual Meeting") on February 18, 2026. Below are the voting results from the Annual Meeting:

Proposal 1:    The 10 individuals nominated by the Board of Directors for election as directors to serve for a one-year term were elected by the Company’s shareholders with the following votes:

Director’s Name	For	Withheld
Joann M. Eisenhart	24,026,658	642,810
Dean A. Foate	24,039,799	629,669
Rainer Jueckstock	24,081,799	587,669
Todd P. Kelsey	24,170,992	498,476
Randy J. Martinez	24,581,888	87,580
Joel Quadracci	24,579,178	90,290
Karen M. Rapp	24,609,631	59,837
Paul A. Rooke	24,444,597	224,871
Michael V. Schrock	24,063,765	605,703
Jennifer B. Wuamett	24,574,847	94,621
***
Broker non-votes: 1,032,978 in the case of each director

Proposal 2:    The advisory proposal to approve the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation” in the proxy statement for the Annual Meeting, received the following votes:

For: 21,498,630    Against: 2,207,349    Abstain: 963,489

Broker non-votes: 1,032,978

Proposal 3:    The Company’s shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal 2026 with the following votes:

For: 24,258,094    Against: 1,427,553    Abstain: 16,799

Broker non-votes: 0

Item 9.01    Financial Statements and Exhibits

(d) The following exhibits are filed herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

* * * * *
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2026	PLEXUS CORP.
(Registrant)
By: /s/ Angelo M. Ninivaggi
Angelo M. Ninivaggi
Executive Vice President, Chief Legal and Public Affairs Officer